UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 19, 2014

FLEETMATICS GROUP PLC

(Exact name of registrant as specified in its charter)

Ireland	001-35678	27-3112485
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block C, Cookstown Court Belgard Road Tallaght Dublin 24 Ireland
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 (1) 413 1250

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On March 18, 2014, the Board of Directors (the “Board”) of Fleetmatics Group PLC (the “Company”) appointed Brian Halligan and Allison Mnookin as Class II directors of the Company, to serve until the Company’s 2014 annual meeting of stockholders or until their respective successor is duly elected and qualified.

At the time of appointment, it was not determined whether Mr. Halligan or Ms. Mnookin would sit on any Board committee.

Mr. Halligan’s and Ms. Mnookin’s compensation will be consistent with that provided to all Company non-employee directors, as described in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 17, 2014. In addition, the Company expects to enter into an indemnification agreement with each of Mr. Halligan and Ms. Mnookin in connection with their appointment to the Board, which is expected to be substantially in the same form as previously filed with the Securities and Exchange Commission.

There is no arrangement or understanding pursuant to which Mr. Halligan and Ms. Mnookin were appointed to the Board. There are no family relationships between Mr. Halligan or Ms. Mnookin and any director or executive officer of the Company, and neither Mr. Halligan nor Ms. Mnookin has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

On March 19, 2014, the Company issued a press release announcing Mr. Halligan’s and Ms. Mnookin’s appointment to the Board as discussed in Item 5.02(d) of this Report on Form 8-K. The full text this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Fleetmatics Press Release “Fleetmatics Group Expands its Board of Directors with Appointment of HubSpot CEO and Co-Founder, Brian Halligan and Intuit Vice President and General Manager, Allison Mnookin”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FLEETMATICS GROUP PLC

Date: March 19, 2014	By:	/s/ Stephen Lifshatz
	Name:	Stephen Lifshatz
	Title:	Chief Financial Officer Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)